eMagin Corporation

Making virtual imaging a reality

Needham & Company
16th Annual Growth Conference
January 14, 2016

NYSE MKT: EMAN
www.emagin.com

eMagin

Needham & Company
16th Annual Growth Conference

Investor Presentation



ULT OLED Microdisplay
~ 6500 nits

Brightest OLED color display ever demonstrated



4 Mpixel Immersive Headset

Highest resolution VR headset; 4X higher resolution

eMagin

Cautionary Forward Looking Statements

Certain statements made by us in this presentation that are not historical facts or that relate to future plans, events or performances are forward-looking statements within the meaning of the federal securities laws. Our actual results may differ materially from those expressed in any forward-looking statement made by us. Forward-looking statements involve a number of risks or uncertainties including, but not limited to, the risks described under the heading "Risk Factors" in the Company's filings with the Securities and Exchange Commission, including, but not limited to, the Company's Reports on Form 10-K for the years ended December 31, 2013 and 2014, respectively, and Form 10-Q for the three months and nine months ended September 30, 2014 and 2015, respectively. All forward-looking statements are qualified by those Risk Factors as well as the Company's "Statement of Forward-Looking Information" in those filings. All statements made by us in this presentation are further qualified in all respects by the information disclosed in the Company's filings with the Securities and Exchange Commission. These statements are only predictions. We are under no duty to update or revise any forward-looking statements to conform such statements to actual results or events, and do not intend to do so.

eMagin

eMagin Investment Highlights

- Market leader in OLED microdisplay technology
- Will displace competing AR/VR display technologies
- VR and AR technologies creating seismic change in gaming and computing
- Market momentum for VR and AR technologies is building quickly
- Expanding manufacturing capacity and outsourced fabrication to meet upcoming consumer demand

Company Overview

- *Military, Industrial and Medical end-markets*
- *Multiple growth opportunities*
  - *Avionics, Smart Glasses, Gaming*
- *High barriers to entry*
  - *Strong IP portfolio – 42 patents and applications*
  - *Technology and manufacturing know-how*



SVGA display



4M pixel Immersive Headset

Poised for Growth in Virtual and Augmented Reality Markets

eMagin Microdisplay and Headset Firsts

eMagin



Commercial full color SVGA+ Active Matrix OLED microdisplay

2001

2006

Headset (Z-800); Best of Innovations Award at CES




INNOVATIONS
BEST OF INNOVATIONS
2006



Full color SXGA OLED microdisplay

2009

2011

Full Brightness monochrome (20K+ nits) Microdisplay
5x Reduction in Power; lifetime improvement

Full color WUXGA OLED microdisplay



Full HD+ 3D Stereoscopic Headset

2012

2013

High-Brightness Color OLED Microdisplay (1000+ nits)

Ultra High-Brightness Color OLED Microdisplay (5000+ nits)

2014



2015

4 Megapixel Immersive Headset



eMagin

Today eMagin Dominates Military Market



- *Military 1st mover in AR/VR*
- *Sticky customer relationships*
  - *Long product lifecycles*
- *Predominately sole-source*
- *US Army, Special Forces, Navy/Marines*
  - *Goggles, thermal weapon sights, binoculars*
- *Worldwide Foreign Military Sales through exclusive partners*





Military Provides Development Funding; Reduces Internal Investment

Elbit Systems

BAE SYSTEMS

DRS Technologies
A Finmeccanica Company

ITT EXELIS

Rockwell Collins

L3 INSIGHT

SAGEM

THALES

eMagin

Military Spawns Commercial Growth

- *Growth in new vertical markets*
- *Commercial avionics migrates to OLED microdisplays*
- *OLED microdisplays key for high resolution AR/VR applications*



OLED Microdisplays
Military
Industrial
Medical
Aviation
Entertainment
AR/VR

eMagin

AR/VR: The Next Big Thing





***OLED** technology needed for switching speed (no smear)*
***Microdisplays** needed for size, resolution, and power*





Real Environment	Augmented Reality (AR)	Augmented Virtuality (AV)	Virtual Reality (VR)

← Spatial Real World —— Mixed Reality —— Immersive Virtual World →

















eMagin

VR/AR Requires Microdisplays

"Screen Door" effect from use of cell phone displays





Cell phone display

OLED Microdisplay



eMagin Microdisplay Advantage: Resolution and Fill Factor


118 µm
118 µm
PenTile unit cell
length: 118 µm
width: 118 µm
resolution: 432 ppi
chipworks
100 µm

Samsung Galaxy S5 OLED Cell Phone Display



eMagin OLED Microdisplay

Shown at same scale

OLED Required for Uncompromised Immersive Experience

eMagin

More of eMagin's OLED Advantages

Lowest Power and Highest Brightness

- *Lowest power – longest battery life*
- *Most compact form factor*
- *Lightest weight solution*
- *Field tested for reliability and performance*
- *Nausea-free operation*
- *Clear see-thru capability – no background glow*
- *Brightest OLED – 24k NITS*

eMagin

Consumer Headset Market Exploding

Google
Optinvent
Microsoft
VUZIX
EPSON
MOTOROLA
ZEISS
OAKLEY
atheer labs
SULON
ICIS

INNOVEGA
NISSAN
OmniVision
LASTER
LogicGlass
Oculon
EPIPHANY EYEWEAR
Baidu 百度
OLYMPUS
DigiLens

IMMY | SAVING LIVES
SONY
TOPSKY
Oculus
AVEGANT
GlassUp
ion
LUMUS
TECHNICAL ILLUSIONS
Rockchip

JVCKENWOOD
VALVE
lenovo
scully
recon
META
LG Electronics
nuviz
Telepathy
SAMSUNG
AIRGLASS

eMagin OLED microdisplays the right answer for all!

eMagin

VR/AR in the News – Large Players Believe

Facebook Buys Oculus, Virtual Reality Gaming Startup, For *$2 Billion*, Mar 25, 2014

EVE online game maker CCP Games raises $30M for VR games, Nov 13, 2015

'Liquid VR' is AMD's push into virtual reality, March 2015

Matterport announces $30M Series C from Qualcomm Ventures, AMD Ventures, and Lux Capital (June 2015)

FOVE VR gets investment boost from Samsung Ventures, June 2015

Google leads *$542 million* funding of mysterious augmented reality firm Magic Leap, Oct 21, 2014



Source: NY Times

Disney Bets on Virtual Reality With Investment in Startup Jaunt ($65M round, 9/21/15)

Comcast and Time Warner investing in $30.5M round for NextVR (Nov. 2015)

Microsoft Paid Up To $150M To Buy Wearable Computing IP From The Osterhout Design Group, March 27, 2014

Nike is looking at VR technology to help shoppers design custom shoes (July 2015)

Watch out, Oculus: HTC Vive's VR experience is astonishing (hands-on), CNET, March 4, 2015

Intel is betting $175M on Recon's consumer product offering

Augmented and Virtual Reality Headsets ~ 100M units in 2020



VIRTUAL REALITY HEADSET SALES
(In Millions)
600
500
400
300
200
100
0
Wireless headsets require extreme low power (eMagin OLED)
We expect sales to ramp as compelling content becomes available
2015E
2016E
2017E
2018E
2019E
2020E
2021E
2022E
2023E
2024E
2025E
Wired VR Headsets
Wireless VR Headsets

Data Source: Piper Jaffrey

eMagin

eMagin's Roadmap To Success

Years Ahead of Any Competitor in OLED Brightness & Power

Stealth Mode Headset







Military
- *Avionics*

Consumer

Commercial
- *Avionics*

Entertainment
- *Gaming & V/R*

eMagin

eMagin's Management Team

Andrew Sculley ***CEO***	Led Kodak OLED Systems. MS Physics Cornell, MBA Carnegie-Mellon
Jeffrey Lucas ***CFO***	Experienced CFO of public technology and manufacturing companies. MBA Harvard Business School
Dr. Amal Ghosh PhD ***SVP Technology***	Pioneering inventor of disruptive OLED technology at Kodak and IBM. PhD Physics MIT. President of the prestigious Society for Information Display (SID)
Dr. Margaret Kohin PhD ***SVP Business Development***	Drove disruptive technology commercialization at BAE Systems. MS and PhD Electro-Optics Tufts University.
Olivier Prache ***SVO Product Development***	OLED product commercialization pioneer at Pixtech (France) and OIS Optical Imaging Systems. Diplôme d'Ingénieur from E.N.S.E.R.G. Grenoble France.
Kip Kokinakis ***President HMD Division***	Former CEO of Myvu Corporation and Foxconn's Viewlink. A pioneer in building and designing near eye headsets for consumer and enterprise markets.
Dan Cui ***CMO HMD Division***	Developed augmented reality/smart glasses technology at Myvu and Vuzix Corp. University System of New Hampshire

eMagin

Operating Results
(millions)

	2013	2014	Sep'14 YTD	Sep'15 YTD
Revenue	$28.0	$25.7	$19.0	$18.4
Gross Margin %	*30%*	*29%*	*31%*	*33%*
Operating Expense	$13.6	$12.6	$9.5	$8.0
Operating Income	$(5.2)	$(5.1)	$(3.7)	$(2.0)
EBITDAS	$(1.7)	$(2.9)	$(1.8)	$0.1

eMagin

Balance Sheet and Capital Structure

($millions)

Balance Sheet ($)	Sep 30, 2015	Sep 30, 2015 Pro Forma*
Cash & Equivalents	5.4	11.0
Total Assets	26.0	31.6
Total Debt	none	none
Total Liabilities	4.3	4.3
Total Shareholders Equity	21.9	27.5
Capital Structure (shares)		
Basic Shares Outstanding	25.5	32.1
Options	4.4	4.4
Series B Preferred	7.5	7.5
Fully Diluted Shares Outstanding	37.4	44.0

** Reflecting $6M gross proceeds from Dec. 18th share offering*

$115M of NOLs and $2.2M of Federal Tax Credit as of 9/30/15

eMagin

Summary: AR/VR Market is launching now

- *Key Growth Markets*
  - Military and Commercial Avionics Displays
  - New unique headset including social media launch in 2016
  - High resolution immersive V/R
  - Very high brightness OLED technology for A/R
- *eMagin has the best display technology for the emerging AR/VR market*
- *The AR/VR Market is happening now*

eMagin

eMagin Investment Highlights

Market leader in OLED microdisplay technology

Will displace competing AR/VR display technologies

VR and AR technologies creating seismic change in gaming and computing

Market momentum for VR and AR technologies is building quickly

Expanding manufacturing capacity and outsourced fabrication to meet upcoming consumer demand